================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2005

                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                       000-32955                       04-3557612
(State or other jurisdiction         (Commission File Number)           (I.R.S. Employer
     of incorporation)                                                  Identification No.)

                             30 MASSACHUSETTS AVENUE
                       NORTH ANDOVER, MASSACHUSETTS 01845
                                 (978) 725-7500
    (Address, including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 1, 2005, the registrant approved a letter dated October 27, 2005 (the "Amendment") from Paul A. Miller, President, Chief Executive Officer and a director of the registrant (the "Incumbent"), amending the Employment Agreement dated April 21, 1989 by and among Lawrence Savings Bank, the registrant and the Incumbent (the "Miller Employment Agreement"). The Amendment provides that effective January 2, 2006, the Incumbent will relinquish the titles and responsibilities of President and Chief Executive Officer and will resign from the Board of Directors of registrant, the Bank and their affiliates. Effective that date, the Incumbent will assume solely advisory responsibilities as an employee of the registrant and the Bank. As amended, the Miller Employment Agreement will remain in effect through December 31, 2006. A copy of the Amendment is submitted herewith as Exhibit 10.16 and incorporated by reference herein.

On November 1, 2005, the registrant entered into an Employment Agreement (the "Mulligan Employment Agreement") with Gerald T. Mulligan (the "Executive"). In the Mulligan Employment Agreement, the registrant agreed to employ the Executive as President and Chief Executive Officer of the registrant and its principal subsidiary, Lawrence Savings Bank (the "Bank"), for an initial term of three years, commencing January 3, 2006. The Mulligan Employment Agreement provides for an initial annual salary of $335,000 plus employee benefits and the opportunity to participate in the registrant's annual bonus program. Commencing on the second anniversary of the Mulligan Employment Agreement, unless prior notice is given, on each anniversary the term of the Agreement will automatically extend for an additional one year, except that in no event will the Mulligan Employment Agreement extend beyond the 65th birthday of the Executive without affirmative approvals of the Boards of Directors of the registrant and the Bank. The Mulligan Employment Agreement provides that in the event the Executive's employment is actually or constructively terminated by the registrant without cause following a "change in control" of the registrant, the Executive will be entitled to a cash payment in an amount equal to $20 less than three times the base amount of the Executive's annual compensation. The Board of Directors of the registrant reserves authority to reduce the amount of such payment to the extent necessary to avoid treatment of all or any part of the payment as an "excess parachute" payment for federal income tax purposes. A copy of the Mulligan Employment Agreement is submitted herewith as Exhibit 10.17 and incorporated by reference herein.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


On November 1, 2005, the Board of Directors of the registrant accepted the resignation in anticipation of retirement of Paul A. Miller as President and Chief Executive Officer and Director of the registrant and the Bank, effective January 2, 2006. On the same date, the registrant and Paul A. Miller entered into an agreement to amend the Employment Agreement dated April 21, 1989 between Mr. Miller, the registrant and Lawrence Savings Bank. The Amendment is described in response to Item 1.01 of this Report and is incorporated herein by reference.

On November 1, 2005, the Board of Directors of the registrant elected Gerald T. Mulligan, age 59, President and Chief Executive Officer and Director of registrant and the Bank, effective January 3, 2006. On the same date, the registrant and Gerald T. Mulligan entered into an Employment Agreement by and among Mr. Mulligan, the registrant and the Bank. The Mulligan Employment Agreement is described in response to Item 1.01 of this Report above and is incorporated herein by reference.

Since October 2004, Mr. Mulligan has served as a Director of United States Trust Company, New York, New York, and its New York and national bank subsidiaries. Mr. Mulligan has been Chairman of the

Board of Directors of the Savings Bank Life Insurance Company of Massachusetts, a mutual insurance company, since 1993. Mr. Mulligan was formerly President, Chief Executive Officer and a Director of Andover Bancorp, Inc., a bank holding company, and its subsidiaries Andover Bank, Andover, Massachusetts, and Gloucester Bank and Trust Company, Gloucester, Massachusetts, from 1991 to 2001.

ITEM 7.01 REGULATION FD DISCLOSURE.

As discussed under Items 1.01 and 5.02, on November 1, 2005, the registrant and its subsidiary, Lawrence Savings Bank, approved a letter amending the Miller Employment Agreement effective January 2, 2006 and entered into the Mulligan Employment Agreement effective January 3, 2006. A copy of the press release issued by the registrant on November 1, 2005 announcing the entry into the Amendment with the Incumbent and the Mulligan Employment Agreement with the Executive is furnished herewith as Exhibit 99.1 to this Report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

10.16 Letter dated October 27, 2005, amending Employment Agreement dated April 21, 1989, between LSB Corporation, Lawrence Savings Bank and Paul A. Miller.

10.17 Employment Agreement dated November 1, 2005, between LSB Corporation, Lawrence Savings Bank and Gerald T. Mulligan.

99.1  Press Release dated November 1, 2005.
--------------------------------------------------------------------------------

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB CORPORATION

DATED: November 3, 2005

By:  /S/ PAUL A. MILLER
     -----------------------------------
     Paul A. Miller
     President and Chief Executive Officer
--------------------------------------------------------------------------------

EXHIBIT INDEX

Exhibit No.       Description
10.16             Letter dated October 27, 2005, amending Employment Agreement dated April 21, 1989, between LSB Corporation, Lawrence Savings Bank and Paul A. Miller

10.17             Employment Agreement dated November 1, 2005, by and among LSB
                  Corporation, Lawrence Savings Bank, and Gerald T. Mulligan.

99.1              Press Release dated November 1, 2005

--------------------------------------------------------------------------------